Exhibit 1(a)

McDONALD’S CORPORATION

UNDERWRITING AGREEMENT

To the Representatives named in Schedule I hereto of

    the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

1. Introductory. McDonald’s Corporation (the “Company”), a Delaware corporation, proposes to sell to the underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”, which term may refer to a single Representative if so indicated on Schedule I hereto), the principal amount of its securities identified in Schedule I hereto (the “Securities”), to be issued under an Indenture dated as of October 19, 1996 (as supplemented from time to time, the “Indenture”), between the Company and U.S. Bank National Association (formerly, First Union National Bank), as trustee (the “Trustee”). (If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms “Underwriters” and “Representatives,” as used herein, shall each be deemed to refer to such firm or firms.)

2. Representations and Warranties of the Company. As of the date of this Agreement, the Applicable Time (as hereinafter defined) and the Closing Date (as hereinafter defined), the Company represents and warrants to each of the Underwriters that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-139431) under the Securities Act of 1933, as amended (the “Securities Act”), which provides for the registration of the Securities under the Securities Act and the offering of the Securities. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with said Rule. Such Registration Statement became effective upon filing pursuant to Rule 462(e) under the Securities Act. The Indenture is duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the Company has duly authorized the issuance of the Securities. The Company proposes to file with the Commission pursuant to Rule 424(b)(2) or (b)(5) under the Securities Act a supplement to the form of prospectus included in registration statement File No. 333-139431 relating to the Securities and the plan of distribution thereof. The registration statement File No. 333-139431, including the exhibits thereto, is hereinafter called the “Registration Statement”; the prospectus in the form in which it appears in registration statement File No. 333-139431 is hereinafter called the “Basic Prospectus”; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the “Final Prospectus”. Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(a) is hereinafter called the “Preliminary Final Prospectus”. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the

Securities Exchange Act of 1934, as amended (the “Exchange Act”) or, if applicable, otherwise deemed to be a part thereof, on or before the Applicable Time (as hereinafter defined), or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference or, if applicable, otherwise deemed to be a part thereof. The initial effective date of the Registration Statement was not earlier than the date three years before the Closing Date (as hereinafter defined).

(b) On each date on which the Registration Statement or any post-effective amendment or amendments thereto (including the filing of any document incorporated by reference in or otherwise deemed to be a part of the Registration Statement) becomes effective (each such time an “Effective Date”), the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as hereinafter defined), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the respective rules thereunder; on each date on which the Registration Statement or any post-effective amendment or amendments thereto (including the filing of any document incorporated by reference in or otherwise deemed to be a part of the Registration Statement) becomes effective and at the Applicable Time (as hereinafter defined), the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date (as hereinafter defined), the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, (ii) information, if any, contained in the Registration Statement or Final Prospectus relating to The Depository Trust Company (“DTC”) and its book-entry system, or (iii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement, any Preliminary Final Prospectus and the Final Prospectus. On the Effective Date and on the Closing Date (as hereinafter defined), the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act.

(c) Any offer that is a written communication relating to the Securities made prior to the filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) under the Securities Act) has been filed with the Commission in accordance with the exemption provided by Rule 163 under the Securities Act (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.

As of the date and time of the execution of this Agreement (the “Applicable Time”), neither (x) any Issuer General Use Free Writing Prospectus(es) (as defined below), the Preliminary Final Prospectus made available by the Company for use by the Underwriters and the Final Term Sheet (as defined in Section 4(a) hereof), if any, relating to the offering of the Securities, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show” that constitutes a written communication within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Final Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

(d) The financial statements of the Company and its consolidated subsidiaries included in the Registration Statement, the General Disclosure Package and the Final Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and cash flow for the periods therein specified; and said financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein. As used herein, “consolidated subsidiaries” means each subsidiary of the Company which is included in the most recent consolidated financial statements of the Company contained in the Registration Statement, and each other subsidiary of the Company which is included in consolidated financial statements of the Company prepared from time to time thereafter. All disclosures contained in the Registration Statement, the Final Prospectus or the General Disclosure Package regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K of the Securities Act, to the extent applicable.

(e) Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Final Prospectus and prior to the Closing Date (as hereinafter defined) hereinafter mentioned, except as set forth or contemplated in the General Disclosure Package and the Final Prospectus, (i) neither the Company nor any of its consolidated subsidiaries has entered into any transaction not in the ordinary course of business which is material to the Company and its consolidated subsidiaries, considered as a whole, (ii) there has been no material adverse change in the properties, business, financial condition or results of operations of the Company and its consolidated subsidiaries, considered as a whole, and (iii) no legal or governmental proceeding, which has or will have materially affected the Company or any of its consolidated subsidiaries, considered as a whole, or the transactions contemplated by this Agreement, has been or will have been instituted or threatened.

(f) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party, or the Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company as presently in effect, or any order, rule or regulation applicable to the Company of any court or any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its properties.

(g) The Securities have been duly and validly authorized and, when issued, authenticated and delivered against payment therefor in accordance with the terms of the Indenture and this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors’ rights and general principles of equity, and will conform to the descriptions thereof contained in the General Disclosure Package and the Final Prospectus. The Indenture has been duly and validly authorized by the Company and is a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors’ rights and general principles of equity. The Indenture conforms to the description in the General Disclosure Package and the Final Prospectus, and is duly qualified under the Trust Indenture Act.

(h) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the General Disclosure Package and the Final Prospectus will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(i) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Securities Act, and (iv) at the Applicable Time (with such date being used as the determination date for purposes of this clause (iv)), the Company was and is a “well-known seasoned issuer”, as defined in Rule 405 under the Securities Act (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405; the Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement”; and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form.

At the time of filing the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and as of the Applicable Time (with such Applicable Time being used as the determination date for purposes of this clause), the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(j) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

3. Sale, Purchase and Delivery of Securities. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby agrees to sell to the Underwriters, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter’s name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the “Underwriters’ Securities” and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called “Contract Securities”.

If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts (“Delayed Delivery Contracts”), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date (as hereinafter defined), the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity, enforceability or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto, less the aggregate principal amount of Contract Securities.

Delivery of and payment for the Underwriters’ Securities shall be made at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Underwriters’ Securities being herein called the “Closing Date”). Delivery of the Underwriters’ Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company in Federal (same day) funds, or, if so indicated on Schedule I hereto, in New York Clearinghouse (same day) funds. Certificates for the Underwriters’ Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

The Company agrees to have the Underwriters’ Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

If so provided in Schedule I hereto, Underwriters’ Securities will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with DTC or DTC’s designated custodian. In such case, (a) delivery of the Underwriters’ Securities shall be made to the Representatives for the respective accounts of the several Underwriters by causing DTC to credit the Underwriters’ Securities to the account of the Representatives at DTC, and (b) the Company will cause the certificates representing the Underwriters’ Securities to be made available to the Representatives for inspection not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date at the office of DTC or its designated custodian.

4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing, and the Company will not file any such proposed amendment or supplement to which you reasonably object; provided, however, that without the consent of, but after consultation with, the Underwriters, including the furnishing of copies as contemplated herein, the Company may file any of its periodic filings that are required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and that do not materially affect or are not related to the offering of the Securities. Subject to the foregoing sentence, the Company will promptly cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 under the Securities Act. Unless otherwise notified by the Representatives, the Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the offering of the Securities, in substantially the form of Annex I and otherwise satisfactory in form and substance to the Representatives, and shall file such

Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business within two days following the date such final terms are established. The Company will promptly advise the Representatives (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424 under the Securities Act, (ii) when any amendment to the Registration Statement or any new registration statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or any such new registration statement or amendment of or supplement to the Final Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement any such new registration statement or any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form or the institution or threatening of any proceeding for such purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use commercially reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(b) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement, the General Disclosure Package or the Final Prospectus which, in the opinion of counsel for the Underwriters, may be necessary to enable the several Underwriters to continue the sale of the Securities, and the Company will use commercially reasonable efforts to cause any such amendments to become effective and any such supplements to be filed with the Commission and approved for use by the Underwriters as promptly as possible. If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act (including circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), any event relating to or affecting the Company occurs as a result of which the Registration Statement, the General Disclosure Package or the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statement therein not misleading, or if it is necessary at any time to amend or supplement the Registration Statement, the General Disclosure Package or the Final Prospectus, as then amended or supplemented, to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or which will effect such compliance. For the purposes of this paragraph (b), the Company will furnish such information with respect to itself as the Representatives may from time to time reasonably request.

(c) If, at any time following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities) or the Final Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. In addition, the Company will comply with the Securities Act, and the rules and regulations under the Securities Act, the Exchange Act, and the rules and regulations under the Exchange Act, so as to permit the completion of the distribution of each offering of Securities.

(d) As soon as practicable, but not later than 90 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, the Company will make generally available to its security holders and you an earnings statement covering a period of at least twelve months beginning not earlier than said effective date which shall satisfy the provisions of Section 11(a) of the Securities Act.

(e) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of the General Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

(f) The Company will furnish such information and execute such instruments as may be required to qualify the Securities for sale under the securities or blue sky laws of such jurisdictions within the United States as you designate, will continue such qualifications in effect so long as required for distribution and will arrange for the determination of the legality of the Securities for purchase by institutional investors. The Company shall not be required to register or qualify as a foreign corporation nor, except as to matters and transactions relating to the offer and sale of the Securities, consent to service of process in any jurisdiction.

(g) So long as the Securities shall be outstanding, the Company will deliver to you (i) as soon as practicable after the end of each fiscal year, consolidated balance sheets, statements of income, retained earnings and cash flows of the Company and its consolidated subsidiaries, as at the end of and for such year and the last preceding year, all in reasonable detail and audited by independent public accountants, (ii) as soon as practicable after the end of each of the first three quarterly periods in each fiscal year, unaudited consolidated balance sheets, statements of income, retained earnings and cash flows of the Company and its consolidated subsidiaries, as at the end of and for such period and for the comparable period of the preceding year, all in reasonable detail, (iii) as soon as available, all such proxy statements, financial statements and reports as the Company shall send or make available to its stockholders generally and (iv) copies of all such annual, periodic and current reports as the Company or any subsidiary shall file with the Commission or any securities exchange.

(h) The Company will pay all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel; the fees, costs and expenses of preparing, printing and delivering the Indenture and the Securities; the fees, costs and expenses of the Trustee; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the Securities under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with any Blue Sky Memorandum; the costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto) and the Basic, Preliminary Final, and Final Prospectus, the preparation, printing and filing of any Issuer Free Writing Prospectus or any Permitted Free Writing Prospectus (as defined in Section 4(j)), the preparation and printing of this Agreement and the furnishing to the Underwriters of such copies of each prospectus as the Underwriters may reasonably require; the Commission’s filing fees related to the Securities in accordance with Rules 456(b) and 457(r) under the Securities Act; and the fees of rating agencies. It is understood, however, that, except as provided in this Section and in Sections 7 and 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses connected with any offers they may make.

(i) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Securities Act.

(j) The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter, severally and not jointly, represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided, however, that prior to the preparation of the Final Term Sheet in accordance with Section 4(a), the Underwriters are authorized to use the information with respect to the final terms of the applicable Securities in communications conveying information relating to the applicable offering of Securities to investors. Any such free writing prospectus consented to by the Company and the Representatives is referred to herein as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping; provided, however, that any such treatment shall not convert a Permitted Free Writing Prospectus that would not otherwise constitute an Issuer Free Writing Prospectus into an Issuer Free Writing Prospectus solely due to such treatment. Any Permitted Free Writing Prospectus shall be considered to be an Issuer General Use Free Writing Prospectus unless otherwise agreed to by the Company and the Representatives.

5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Applicable Time, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the written statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued, no proceedings for that purpose shall have been instituted or shall be pending, no notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form shall have been received from the Commission or, to the knowledge of the Company, shall be contemplated by the Commission.

(b) No event, nor any material adverse change in the condition of the Company, financial or otherwise, shall have occurred, nor shall any event exist, which (i) makes untrue or incorrect any material statement or information contained in the Registration Statement, or which is not reflected in the Registration Statement, but should be reflected therein in order to make the statements or information contained therein not misleading and (ii) makes untrue or incorrect any material statement or information contained in the General Disclosure Package or the Final Prospectus or which is not reflected in the General Disclosure Package or the Final Prospectus, but should be reflected therein in order to make the statements or information contained therein, in the light of the circumstances under which such statements were made or information provided, not misleading.

(c) You shall have received at the Closing Date (or prior thereto as indicated) the following:

(i) An opinion from the Company’s General Counsel or an Associate General Counsel of the Company, dated the Closing Date, to the effect that:

(A) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as set forth in the General Disclosure Package and the Final Prospectus.

(B) The Indenture has been duly and validly authorized, executed and delivered by the Company and the Trustee, is duly qualified under the Trust Indenture Act, and is a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors’ rights and general principles of equity.

(C) The Securities have been duly and validly authorized by all necessary corporate action and, when duly executed and issued on behalf of the Company, duly authenticated by the Trustee or the Trustee’s authenticating agent, and duly delivered to the several Underwriters against payment therefor in accordance with the provisions of this Agreement, in the case of the Underwriters’ Securities, or to the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of Contract Securities; will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to all the benefits of the Indenture, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors’ rights and general principles of equity.

(D) The Indenture and the Securities conform as to legal matters with the statements concerning them made in the General Disclosure Package and the Final Prospectus, and such statements accurately set forth the provisions thereof required to be set forth in the General Disclosure Package and the Final Prospectus.

(E) This Agreement and any Delayed Delivery Contracts have been duly and validly authorized, executed and delivered by the Company.

(F) (1) The Registration Statement and any amendments thereto have become effective under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, or any notice objecting to its use, has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (2) the Registration Statement, the Final Prospectus, and each amendment thereof or supplement thereto (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the respective rules and regulations thereunder; (3) such counsel has no reason to believe that, at each date the Registration Statement or any part thereof becomes effective or is deemed effective, the

Registration Statement, or any such amendment or supplement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (4) such counsel has no reason to believe that the General Disclosure Package, as of the Applicable Time or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (5) such counsel has no reason to believe that, as of its date or as of the Closing Date, the Final Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (6) the descriptions in the General Disclosure Package and Final Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and (7) such counsel does not know of any legal or governmental proceedings required to be described in the Final Prospectus which are not described as required, nor does such counsel know of any contracts or other documents of a character which are required to be described in the General Disclosure Package or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

(G) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof or of any Delayed Delivery Contracts will not result in any breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which, to the knowledge of such counsel, the Company is a party, or the Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company as presently in effect or, to the knowledge of such counsel, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its properties.

(H) No authorization, approval, consent or other action of any governmental authority or agency is required in connection with the sale of the Securities as contemplated by this Agreement or in any Delayed Delivery Contracts except such as may be required under the Securities Act or under state securities or blue sky laws.

(ii) Such opinion or opinions of Underwriters’ counsel, dated the Closing Date, with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, any Delayed Delivery Contracts, the validity of the Securities, the Registration Statement, the General Disclosure Package, the Final Prospectus and other related matters as you may reasonably request.

The Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render their opinions. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company as to factual matters.

(iii) A certificate of the President or a Vice President, and the Chief Financial Officer of the Company or its Treasurer, dated the Closing Date, to the effect that:

(A) The representations and warranties of the Company in Section 2 of this Agreement are true and correct on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(B) No stop order suspending the effectiveness of the Registration Statement or notice objecting to its use has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the respective signers of the certificate, are contemplated under the Securities Act.

(C) The signers of the certificate have carefully examined the Registration Statement, the General Disclosure Package and the Final Prospectus; neither the Registration Statement nor any amendment thereto includes, as of the Closing Date, any untrue statement of a material fact or omits, as of the Closing Date, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; neither the General Disclosure Package, the Final Prospectus, nor any amendment or supplement thereto, includes, as of the Closing Date, any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; since the latest respective dates as of which information is given in the General Disclosure Package and the Final Prospectus, there has been no material adverse change in the financial position, business or results of operations of the Company and its consolidated subsidiaries, considered as a whole, except as set forth in or contemplated by the General Disclosure Package and the Final Prospectus; and since the effective date of the Registration Statement, as amended, no event has occurred which is required to be set forth in the Final Prospectus which has not been so set forth.

(iv) Letters from the Company’s independent auditor, dated the date hereof and the Closing Date, respectively, addressed to you substantially in the form heretofore approved by you.

(d) Prior to the Closing Date, the Company shall have furnished to you such further certificates and documents as you may reasonably request.

(e) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

If any condition of the Underwriters’ obligations hereunder required to be satisfied prior to the Closing Date is not so satisfied, this Agreement may be terminated by you by notice in writing or by facsimile transmission to the Company.

In rendering the opinions described in Sections 5(c)(i) and (ii) above, the Company’s General Counsel or an Associate General Counsel of the Company, other counsel for the Company, and counsel for the Underwriters, may limit his, her or their opinion to the laws of the United States of America, the laws of the State of Illinois, and the General Corporation Law of the State of Delaware.

All such opinions (including opinions, if any, of local counsel), certificates, letters and documents will be in compliance with the provisions hereof only if they are in all material respects satisfactory to you and to counsel for the Underwriters, as to which both you and such counsel shall act reasonably. The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you request.

You, on behalf of the Underwriters, may waive in writing the compliance by the Company of any one or more of the foregoing conditions or extend the time for their performance.

6. Representation of the Underwriters. Each of the Underwriters severally represents and warrants to the Company that the information in the Underwriter Statements (as defined in Section 8(b) below) furnished to the Company in writing by such Underwriter or by the Representatives expressly for use in the preparation of the Registration Statement or the Final Prospectus does not, and any amendments thereof or supplements thereto thus furnished will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

7. Termination of Agreement. This Agreement may be terminated by you on behalf of the Underwriters, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in the Company’s common stock shall have been suspended by the Commission or the New York Stock Exchange for a period of 24 hours or more or trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, in either case to such a degree as would, in the reasonable judgment of the Representatives, materially adversely affect the market for the Securities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe; (ii) a general moratorium on commercial banking activities in the State of New York or the United States shall have been declared by Federal authorities; or (iii) there has occurred any material outbreak or material escalation of hostilities involving the United States or any other national or international calamity or crisis, of such magnitude and severity in its effect on the financial markets of the United States, in the reasonable judgment of the Representatives, as to make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities.

If this Agreement shall be terminated by you because of any failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company shall pay, in addition to the costs and expenses referred to in Section 4(h), all reasonable out-of-pocket expenses incurred by the Underwriters in contemplation of the performance by them of their obligations hereunder, including but not limited to the reasonable fees and disbursements of counsel for the Underwriters, the Underwriters’ reasonable printing and traveling expenses, and postage and telephone charges relating directly to the offering contemplated by the Final Prospectus, and also including advertising expenses incurred after the effective date of the Registration Statement, it being understood that such out-of-pocket expenses shall not include any compensation, salaries or wages of the officers, partners or employees of any of the Underwriters.

The Company shall not in any event be liable to the several Underwriters for damages on account of loss of anticipated profits arising out of the transactions contemplated by this Agreement.

8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter either within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereof, the Basic Prospectus, any preliminary prospectus or preliminary prospectus supplement (including any Preliminary Final Prospectus), the Final Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company either within the meaning of the Securities Act or the Exchange Act, each of its directors and each of its officers who has signed the Registration Statement, against any losses, claims, damages or liabilities to which the Company, any such controlling person or any such director or officer may become subject, under the Securities Act, the Exchange Act, or otherwise, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through you specifically for use in the preparation of the documents referred to in the foregoing indemnity. The Company acknowledges that the statements set forth under [the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting”, (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to the concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids] in the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, any Preliminary Final Prospectus, any Issuer Free Writing Prospectus, or the Final Prospectus (such information so furnished being referred to as the “Underwriter Statements”). This indemnity agreement will be in addition to any liability which each such Underwriter may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt by such indemnified party of notice from the indemnifying party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives of the Underwriters in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; provided, further, that, with respect to legal and other expenses incurred by an indemnified party for which an indemnifying party shall be liable hereunder, all such legal fees and expenses shall be reimbursed by the indemnifying party as they are incurred.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be insufficient or unavailable, the Company and the Underwriters shall severally contribute to the aggregate of such losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities set forth in Schedule I hereto and the Company is responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (i) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

9. Default by an Underwriter. If the Underwriters’ obligations to purchase Securities pursuant to Section 3 hereof are several and not joint and if any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement and unless otherwise provided in Schedule I hereto, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate amount of Securities set opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations and warranties of the Company or its officers and the several Underwriters, set forth in or made pursuant to this Agreement, will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers, directors or any controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or sent by facsimile transmission and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or sent by facsimile transmission and confirmed to the Company at One McDonald’s Plaza, Oak Brook, Illinois 60523, Attention of the Treasurer, with a copy to the General Counsel.

12. Successors; Governing Law. This Agreement will inure to the benefit of and be binding upon the parties hereto and the officers, directors and controlling persons referred to in Section 8 hereof and their respective successors, assigns, heirs, executors and administrators, and no other persons will have any right or obligation hereunder. The terms “successors” and “assigns” as used herein shall not include a purchaser as such from any Underwriter. This Agreement shall be governed by and construed and enforced in accordance with, the internal laws of the State of Illinois.

13. No fiduciary duty. The Company and the Underwriters hereby acknowledge that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

14. Business Day. For purposes of this Agreement, “business day” means any day on which the New York Stock Exchange is open for trading.

If the foregoing is in accordance with your understanding of our agreement, sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

Very truly yours,

McDONALD’S CORPORATION

By:

The foregoing Underwriting Agreement is hereby
confirmed and accepted by us in Chicago, Illinois,
acting on behalf of ourselves, the other Representatives
(if any), and the several Underwriters (if any) named in
Schedule II annexed hereto, as of the date first above written.

[Name of Representative]

By:

Date:

SCHEDULE I

Underwriting Agreement dated

Registration Statement No. 333-139431

Representatives:

Title, Purchase Price and Description of Securities:

Title:

Aggregate Principal Amount:

Price to Public:

Purchase Price by Underwriter

    (include accrued interest or

    amortization if applicable):

Maturity:

Interest Rate:

Interest Payment Dates:

Regular Record Dates:

Redemption Provisions:

Sinking Fund Provisions:

Other Provisions:

Sale and Delivery Provisions under Section 3:

Obligation to Purchase is:	several and not joint

several and not joint; provided, however that, notwithstanding the provisions of Section 9 of the Underwriting Agreement, the Representative(s) listed above will, subject to the terms and conditions hereof, purchase or cause to be purchased any Securities which any defaulting Underwriter or Underwriters have agreed but failed or refused to purchase pursuant to Section 3 hereof joint and several

Payment to Be Made in:	New York Clearinghouse (same day) funds
or Federal (same day) funds

Delivery of Securities:	Physical delivery to Underwriters through Representatives

or delivery to Underwriters through facilities of DTC by delivery to DTC of one or more definitive global securities in book-entry form

Closing Date, Time and Location:

[Delayed Delivery Arrangements:

Payment to Be Made in:	New York Clearinghouse (same day) funds
or Federal (same day) funds

Fee:

Minimum principal amount of each contract:
Maximum aggregate principal amount of all contracts:]

Address for Notice to Representatives:

SCHEDULE II

Principal Amount
Underwriters
$

Total	$

SCHEDULE III

Delayed Delivery Contract

                    , 20

[Insert name and address

of lead Representative]

Dear Ladies and Gentlemen:

The undersigned hereby agrees to purchase from McDonald’s Corporation (the “Company”), and the Company agrees to sell to the undersigned, on                     , 20    , (the “Delivery Date”), $                  principal amount of the Company’s (the “Securities”) offered by the Company’s Final Prospectus dated                     , 20    , receipt of a copy of which is hereby acknowledged, at a purchase price of       % of the principal amount thereof, plus accrued interest, if any, thereon from                     , 20    , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 A.M. on the Delivery Date to or upon the order of the Company in New York Clearinghouse (same day) funds or Federal (same day) funds, as specified in Schedule I to the Underwriting Agreement referred to in the Final Prospectus mentioned above, at your office or at such other places as shall be agreed between the Company and the undersigned upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) and (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the “Underwriters”) such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Final Prospectus mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

It is understood that acceptance of this contract and other similar contracts is in the Company’s sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

This agreement shall be governed by and construed and enforced in accordance with, the internal laws of the State of Illinois.

Very truly yours,

(Name of Purchaser)

By:
(Signature and Title of Officer)

(Address)

Accepted:
McDONALD’S CORPORATION

By:
(Authorized Signature)

Annex I

McDonald’s Corporation

Final Term Sheet

Issuer:	McDonald’s Corporation

Title of Securities:

Ratings:

Legal Format:	SEC-registered (Registration No. 333-139431)

Size:

Maturity Date:

Coupon:	%

Issue Price:	% of principal amount

Yield to Maturity:	%

Spread to Benchmark Treasury:	+ basis points ( %)

Benchmark Treasury:	% due

Benchmark Treasury Yield:	%

Interest Payment Dates:	and , commencing

Redemption Provisions:

Settlement Date:

CUSIP:

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling McDonald’s Corporation toll–free at                      or                      at                     .